UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2024. The total returns for Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2024
Cohen & Steers Closed-End Opportunity Fund at Net Asset Value(a)	12.37%
Cohen & Steers Closed-End Opportunity Fund at Market Value(a)	11.73%
S-Network All Taxable ex-Foreign Plus Capped Municipal CEF Index(b)	11.02%
S&P 500 Index(b)	15.29%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Net asset value (NAV) returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.087 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.
(b)

The S-Network All Taxable ex-Foreign plus Capped Municipal CEF Index is a market capitalization-weighted index comprising all taxable closed-end funds and diversified municipal bond funds, except for single-country funds and region-specific equity funds. The index reconstitutes and rebalances quarterly. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Closed-end funds rose in the six months ended June 30, 2024, buoyed by strong returns from equities and, to a lesser degree, fixed income.

Economic growth in most major markets exceeded expectations and progress on disinflation slowed. Interest rates rose as a result, and expectations of the magnitude of central bank rate cuts were reduced. Some major central banks, including the European Central Bank and Bank of Canada, modestly cut rates in June, while the Federal Reserve signaled that its first rate reduction in this cycle was likely to occur in the fourth quarter, at the earliest, and would be data-dependent. While returns for U.S. Treasuries and longer-term investment-grade bonds were negative, credit spreads narrowed, which benefited the more credit-sensitive fixed income categories.

Global equities recorded strong gains in the period, led by robust performance in the U.S., with several key indexes reaching record highs. The rapidly expanding growth of artificial intelligence (AI) applications provided a significant tailwind for select sectors. Generally healthy corporate earnings and encouraging macroeconomic data aided stocks. However, sticky inflation and the persistence of elevated interest rates weighed on certain sectors.

Discounts to NAV on closed-end funds narrowed in the first half of the year, providing a tailwind for investors. Equity funds traded at an average 5.9% discount to NAV at the end of the period, compared to 8.2% at the start of the year. Taxable fixed-income funds ended the period at a 0.5% premium to NAV, up from a discount of 4.1%. Municipal bond funds, which tend to hold longer-duration securities, saw the average discount decline to 8.5% from 13.0%.

Fund Performance

The portfolio had a positive total return in the period and outperformed its benchmark on both a market price and net asset value basis.

Within the equity category, fund selection in U.S. general equity funds and option income funds were top contributors to relative performance. An overweight allocation to MLP funds (which benefited from healthy energy demand) and underweights to utilities and real estate funds (which trailed other equities as investors embraced risk in the period) also contributed to relative performance.

An underweight allocation in U.S. hybrid funds detracted from relative performance; the Fund favored other types of equity funds that appeared to offer better relative value. An underweight and fund selection in global equity funds also detracted from relative returns. Likewise, fund selection in the precious metals–oriented single commodity funds category hindered relative performance. However, the adverse effect of the Fund’s selection in single commodity funds was partially offset by a favorable overweight allocation to diversified commodity funds.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Among fixed income closed-end funds, the Fund’s selection and underweight allocation in U.S. multi-sector bond funds and selection in global income funds were important contributors to relative performance. Other contributors included having no investment in short-duration bond funds and an underweight allocation to U.S. high-yield bond funds, both of which trailed other fixed income categories. The Fund’s non-investment in collateralized loan funds, underweight in preferred securities funds and selection in bank loan funds detracted from relative performance.

Sincerely,

DOUGLAS R. BOND	JEFFREY PALMA
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2024

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	18.50%	6.35%	6.17%	5.93%
Fund at Market Value	22.43%	7.77%	7.68%	5.90%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. NAV returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was November 24, 2006.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

June 30, 2024

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

Adams Diversified Equity Fund, Inc.	$24,435,591	7.6
PIMCO Dynamic Income Strategy Fund	17,916,974	5.6
BlackRock ESG Capital Allocation Trust	12,048,051	3.8
Sprott Physical Gold & Silver Trust (Canada)	10,925,709	3.4
PIMCO Dynamic Income Opportunities Fund	9,807,462	3.1
PIMCO Dynamic Income Fund	9,222,186	2.9
Guggenheim Active Allocation Fund	8,917,689	2.8
Sprott Physical Gold Trust (Canada)	8,888,319	2.8
BlackRock Capital Allocation Trust	8,690,194	2.7
General American Investors Co., Inc.	8,078,307	2.5

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown (Based on Net Assets) (Unaudited)

(b)	Includes Common Stock holdings.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2024 (Unaudited)

		Shares	Value
CLOSED-END FUNDS	86.1%
COMMODITY FUNDS	13.8%
DIVERSIFIED COMMODITY FUNDS	6.9%
Adams Natural Resources Fund, Inc.		175,985	$4,155,006
PIMCO Dynamic Income Strategy Fund		804,173	17,916,974

			22,071,980

SINGLE COMMODITY FUNDS	6.9%
Sprott Physical Gold Trust (Canada)(a)		492,155	8,888,319
Sprott Physical Gold & Silver Trust (Canada)(a)		495,497	10,925,709
Sprott Physical Silver Trust (Canada)(a)		250,145	2,483,940

			22,297,968

TOTAL COMMODITY FUNDS			44,369,948

EQUITY FUNDS	45.0%
GLOBAL EQUITY FUNDS	0.6%
abrdn Total Dynamic Dividend Fund		159,976	1,345,398
Gabelli Multimedia Trust, Inc.		100,000	536,000

			1,881,398

GLOBAL HYBRID FUNDS	10.8%
BlackRock Capital Allocation Trust		529,567	8,690,194
BlackRock ESG Capital Allocation Trust		686,890	12,048,051
Calamos Long/Short Equity & Dynamic Income Trust		134,000	2,043,500
Guggenheim Active Allocation Fund		597,300	8,917,689
Thornburg Income Builder Opportunities Trust		181,235	2,923,320

			34,622,754

MLP FUNDS	0.7%
Neuberger Berman Energy Infrastructure & Income Fund, Inc.		262,000	2,096,000

OPTION INCOME FUNDS	8.5%
BlackRock Enhanced Capital & Income Fund, Inc.		42,000	839,580
Eaton Vance Enhanced Equity Income Fund II		226,914	4,942,187
Eaton Vance Risk-Managed Diversified Equity Income Fund		442,446	3,884,676
Eaton Vance Tax-Managed Buy-Write Income Fund		154,963	2,188,077
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		209,931	2,869,757
Eaton Vance Tax-Managed Diversified Equity Income Fund		315,617	4,434,419
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		939,977	7,942,806

			27,101,502

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
REAL ESTATE, INCLUDING REIT FUNDS	0.6%
Nuveen Real Asset Income & Growth Fund		137,846	$1,677,586
Nuveen Real Estate Income Fund		25,300	193,292

			1,870,878

U.S. GENERAL EQUITY FUNDS	20.7%
Adams Diversified Equity Fund, Inc.		1,137,068	24,435,591
Cornerstone Strategic Value Fund, Inc.		529,000	4,073,300
Eaton Vance Tax-Advantaged Dividend Income Fund		319,333	7,437,265
Eaton Vance Tax-Advantaged Global Dividend Income Fund		210,868	3,924,253
Gabelli Dividend & Income Trust		124,886	2,836,161
Gabelli Equity Trust, Inc.		743,640	3,866,928
General American Investors Co., Inc.		162,476	8,078,307
Neuberger Berman Next Generation Connectivity Fund, Inc.		70,000	903,700
Nuveen Core Equity Alpha Fund		75,385	1,130,775
Royce Micro-Cap Trust, Inc.		30,884	283,824
Royce Value Trust, Inc.		153,821	2,225,790
SRH Total Return Fund, Inc.		496,158	7,219,099

			66,414,993

U.S. SECTOR EQUITY FUNDS	1.0%
abrdn Healthcare Investors		107,573	1,878,225
abrdn Healthcare Opportunities Fund		71,845	1,464,201

			3,342,426

UTILITIES FUNDS	2.1%
abrdn Global Infrastructure Income Fund		56,000	1,024,800
DNP Select Income Fund, Inc.		163,894	1,347,209
Duff & Phelps Utility & Infrastructure Fund, Inc.		216,271	2,125,944
MainStay CBRE Global Infrastructure Megatrends Fund		169,391	2,169,899

			6,667,852

TOTAL EQUITY FUNDS			143,997,803

FIXED INCOME FUNDS	20.7%
BANK LOAN FUNDS	2.7%
Ares Dynamic Credit Allocation Fund, Inc.		85,481	1,272,812
BlackRock Floating Rate Income Trust		108,470	1,384,077
Blackstone Long-Short Credit Income Fund		164,996	2,050,900
Eaton Vance Floating-Rate Income Trust		101,240	1,358,641
Eaton Vance Senior Floating-Rate Trust		193,258	2,527,815

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
Invesco Senior Income Trust		45,861	$197,661

			8,791,906

GLOBAL INCOME FUNDS	9.4%
MFS Multimarket Income Trust		184,209	862,098
PIMCO Access Income Fund		507,500	8,023,575
PIMCO Dynamic Income Fund		490,281	9,222,186
PIMCO Dynamic Income Opportunities Fund		737,958	9,807,462
Western Asset Diversified Income Fund		154,090	2,220,437

			30,135,758

HIGH YIELD BOND FUNDS	0.9%
PGIM Global High Yield Fund, Inc.		133,752	1,588,974
Western Asset High Income Fund II, Inc.		295,000	1,283,250

			2,872,224

PREFERRED STOCK FUNDS	3.5%
First Trust Intermediate Duration Preferred & Income Fund		55,821	1,025,432
Flaherty & Crumrine Dynamic Preferred & Income Fund, Inc.		98,100	1,883,520
Flaherty & Crumrine Preferred & Income Securities Fund, Inc.		159,755	2,362,776
John Hancock Premium Dividend Fund		301,061	3,546,499
Nuveen Preferred & Income Opportunities Fund		320,490	2,394,060

			11,212,287

U.S. HIGH YIELD BOND FUNDS	1.9%
Allspring Income Opportunities Fund		103,646	686,136
Barings Global Short Duration High Yield Fund		91,674	1,324,689
BlackRock Debt Strategies Fund, Inc.		30,664	332,398
High Income Securities Fund		40,000	279,600
PGIM High Yield Bond Fund, Inc.		115,895	1,492,728
PGIM Short Duration High Yield Opportunities Fund		124,450	1,907,818

			6,023,369

U.S. MULTI SECTOR BOND FUNDS	2.2%
Guggenheim Strategic Opportunities Fund		404,765	6,035,046
PIMCO High Income Fund		240,000	1,156,800

			7,191,846

TOTAL FIXED INCOME FUNDS			66,227,390

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
MUNICIPAL FUNDS	6.6%
DIVERSIFIED MUNICIPAL BOND FUNDS	5.1%
BlackRock MuniHoldings Fund, Inc.		60,447	$730,804
BlackRock MuniVest Fund, Inc.		220,438	1,580,541
BlackRock MuniYield Fund, Inc.		48,315	524,218
BlackRock MuniYield Quality Fund III, Inc.		166,757	1,864,343
BlackRock MuniYield Quality Fund, Inc.		25,385	311,728
DWS Municipal Income Trust		60,000	568,200
Eaton Vance Municipal Bond Fund		66,605	704,681
Neuberger Berman Municipal Fund, Inc.		181,982	1,943,568
Nuveen AMT-Free Quality Municipal Income Fund		204,711	2,345,988
Nuveen Municipal Value Fund, Inc.		382,880	3,304,254
Nuveen Quality Municipal Income Fund		203,123	2,384,664

			16,262,989

HIGH YIELD MUNICIPAL BOND FUNDS	1.5%
Nuveen AMT-Free Municipal Credit Income Fund		212,778	2,651,214
Nuveen Municipal Credit Income Fund		188,060	2,322,541

			4,973,755

TOTAL MUNICIPAL FUNDS			21,236,744

TOTAL CLOSED-END FUNDS (Identified cost—$254,231,570)			275,831,885

COMMON STOCK	2.9%
COMMUNICATION SERVICES	0.0%
Reddit, Inc., Class A(a)		1,000	63,890

FINANCIALS	1.4%
Berkshire Hathaway, Inc., Class B(a)		10,507	4,274,248
Bowhead Specialty Holdings, Inc.(a)		5,000	126,700

			4,400,948

HEALTH CARE	0.7%
Tempus AI, Inc.(a)		25,000	875,000
Waystar Holding Corp.(a)		65,000	1,397,500

			2,272,500

INDUSTRIALS	0.7%
UL Solutions, Inc., Class A		55,000	2,320,450

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
INFORMATION TECHNOLOGY	0.1%
Astera Labs, Inc.(a)		500	$30,255
Rubrik, Inc., Class A(a)		4,000	122,640

			152,895

TOTAL COMMON STOCK (Identified cost—$6,968,998)			9,210,683

EXCHANGE-TRADED FUNDS	10.0%
COMMODITY FUNDS	1.8%
DIVERSIFIED COMMODITY FUNDS	0.2%
Global X Copper Miners ETF		11,000	496,210

SINGLE COMMODITY FUNDS	1.6%
SPDR Gold Shares(a)		23,675	5,090,361

TOTAL COMMODITY FUNDS			5,586,571

EQUITY FUNDS	8.2%
MLP FUNDS	1.5%
FT Energy Income Partners Enhanced Income ETF		262,937	4,885,107

U.S. GENERAL EQUITY FUNDS	6.7%
Invesco S&P 500 Equal Weight Consumer Discretionary ETF		59,926	2,878,845
Invesco S&P 500 Equal Weight ETF		26,223	4,307,915
iShares Russell 1000 Value ETF		7,719	1,346,734
Pacer U.S. Cash Cows 100 ETF		56,609	3,084,624
SPDR S&P 500 ETF Trust		8,047	4,379,338
Vanguard S&P 500 ETF		11,132	5,567,447

			21,564,903

TOTAL EQUITY FUNDS			26,450,010

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$23,934,081)			32,036,581

INTERVAL FUNDS—FIXED INCOME FUNDS—BANK LOAN FUNDS	0.2%
Invesco Dynamic Credit Opportunity Fund, Class AX(b)		76,486	841,351

TOTAL INTERVAL FUNDS (Identified cost—$859,506)			841,351

RIGHTS—U.S. GENERAL EQUITY FUNDS	0.0%
Gabelli Multimedia Trust, Inc., Expires 7/22/24(a)(c)		30,198	2,718

TOTAL RIGHTS (Identified cost—$0)			2,718

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(d)		476,313	$476,313
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(d)		1,612,430	1,612,430

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,088,743)			2,088,743

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$288,082,898)	99.9%		320,011,961
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		327,823

NET ASSETS (Equivalent to $11.61 per share based on 27,597,900 shares of common stock outstanding)	100.0%		$320,339,784

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
SPDR	Standard & Poor’s Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)	Investment valued using NAV as the practical expedient and has been excluded from the fair value hierarchy. The investment fund provides liquidity through quarterly repurchase offers.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$288,082,898)	$320,011,961
Cash	295,175
Receivable for:
Dividends	713,972
Investment securities sold	103,764
Other assets	927

Total Assets	321,125,799

LIABILITIES:
Payable for:
Investment securities purchased	539,908
Investment management fees	246,107

Total Liabilities	786,015

NET ASSETS	$320,339,784

NET ASSETS consist of:
Paid-in capital	$309,769,963
Total distributable earnings/(accumulated loss)	10,569,821

$320,339,784

NET ASSET VALUE PER SHARE:
($320,339,784 ÷ 27,597,900 shares outstanding)	$11.61

MARKET PRICE PER SHARE	$11.95

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	2.93%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Dividend income	$6,352,925

Expenses:
Investment management fees	1,456,649
Directors’ fees and expenses	6,583
Miscellaneous	765

Total Expenses	1,463,997
Reduction of Expenses (See Note 2)	(7,348)

Net Expenses	1,456,649

Net Investment Income (Loss)	4,896,276

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Capital gain distributions from underlying funds	1,576,560
Investments in securities	752,195

Net realized gain (loss)	2,328,755

Net change in unrealized appreciation (depreciation) on:
Investments in securities	28,961,094

Net Realized and Unrealized Gain (Loss)	31,289,849

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,186,125

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2024	For the Year Ended December 31, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$4,896,276	$10,642,092
Net realized gain (loss)	2,328,755	(9,296,226)
Net change in unrealized appreciation (depreciation)	28,961,094	32,757,907

Net increase (decrease) in net assets resulting from operations	36,186,125	34,103,773

Distributions to shareholders	(14,387,407)	(11,236,146)
Tax return of capital to shareholders	—	(17,444,776)

Total distributions	(14,387,407)	(28,680,922)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	698,346	1,210,443

Total increase (decrease) in net assets	22,497,064	6,633,294
Net Assets:
Beginning of period	297,842,720	291,209,426

End of period	$320,339,784	$297,842,720

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2024		For the Year Ended December 31,
Per Share Operating Data:			2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.82		$10.62	$14.19	$12.82	$13.70	$11.71

Income (loss) from investment operations:

Net investment income (loss)(a)(b)	0.18		0.39	0.48	0.32	0.31	0.36
Net realized and unrealized gain (loss)	1.13		0.85	(3.01)	2.09	(0.15)	2.67

Total from investment operations	1.31		1.24	(2.53)	2.41	0.16	3.03

Less dividends and distributions to shareholders from:

Net investment income	(0.52)		(0.41)	(0.49)	(0.37)	(0.29)	(0.45)
Net realized gain	—		—	(0.11)	(0.67)	—	(0.08)
Tax return of capital	—		(0.63)	(0.44)	—	(0.75)	(0.51)

Total dividends and distributions to shareholders	(0.52)		(1.04)	(1.04)	(1.04)	(1.04)	(1.04)

Net increase (decrease) in net asset value	0.79		0.20	(3.57)	1.37	(0.88)	1.99

Net asset value, end of period	$11.61		$10.82	$10.62	$14.19	$12.82	$13.70

Market value, end of period	$11.95		$11.20	$10.45	$14.78	$12.42	$13.42

Total net asset value return(c)	12.37	%(d)	12.31%	–18.08%	19.38%	2.69%	26.89%

Total market value return(c)	11.73	%(d)	18.15%	–22.61%	28.35%	1.56%	31.25%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2024		For the Year Ended December 31,
Ratios/Supplemental Data:			2023	2022	2021	2020	2019

Net assets, end of period (in millions)	$320.3		$297.8	$291.2	$388.1	$349.1	$373.0

Ratios to average daily net assets:

Expenses (before expense reduction)(e)	0.95	%(f)	0.95%	0.95%	0.95%	0.96%	0.96%

Expenses (net of expense reduction)(e)	0.95	%(f)	0.95%	0.95%	0.95%	0.95%	0.95%

Net investment income (loss) (before expense reduction)(b)(e)	3.19	%(f)	3.64%	4.09%	2.31%	2.63%	2.76%

Net investment income (loss) (net of expense reduction)(b)(e)	3.19	%(f)	3.64%	4.09%	2.31%	2.64%	2.77%

Portfolio turnover rate	16	%(d)	36%	52%	60%	54%	53%

(a)	Calculation based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions of the underlying funds in which the Fund invests.
(c)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Does not include expenses incurred by the underlying funds in which the Fund invests.
(f)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is to achieve total return, consisting of high current income and potential capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds and closed-end interval funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Closed-End Funds	$275,831,885	$—	$—		$275,831,885
Common Stock	9,210,683	—	—		9,210,683
Exchange-Traded Funds	32,036,581	—	—		32,036,581
Rights	—	—	2,718	(a)	2,718
Short-Term Investments	—	2,088,743	—		2,088,743

Subtotal(b)	317,079,149	2,088,743	2,718		319,170,610

Investments Valued at NAV(c)	—	—	—		841,351

Total Investments in Securities(b)	$317,079,149	$2,088,743	$2,718		$320,011,961

(a)	Rights have been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(c)

As of June 30, 2024, one of the Fund’s investments was valued using NAV per unit as a practical expedient and has been excluded from the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented within the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from closed-end funds (CEFs) and exchange-traded funds (ETFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and ETFs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and ETFs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2024 the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2024, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2024: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/16/24	7/31/24	$0.087
8/13/24	8/30/24	$0.087
9/10/24	9/30/24	$0.087

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2024, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses (exclusive of brokerage fees and commissions, taxes, and upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund. For the six months ended June 30, 2024, fees waived and/or expenses reimbursed totaled $7,348.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $3,543 for the six months ended June 30, 2024.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2024, totaled $47,336,708 and $51,792,803, respectively.

Note 4. Income Tax Information

As of June 30, 2024, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$288,082,898

Gross unrealized appreciation on investments	$41,391,402
Gross unrealized depreciation on investments	(9,462,339)

Net unrealized appreciation (depreciation) on investments	$31,929,063

As of December 31, 2023, the Fund has a net capital loss carryforward of $12,772,892 which may be used to offset future capital gains. The loss is comprised of a short-term capital loss carryforward of $4,192,782 and a long-term capital loss carryforward of $8,580,110, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2024, the Fund issued 61,936 shares of common stock at $698,346 for the reinvestment of dividends. During the year ended December 31, 2023, the Fund issued 113,697 shares of common stock at $1,210,443 for the reinvestment of dividends.

On December 12, 2023, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024.

During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund did not effect any repurchases.

Note 6. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Investing in Other Investment Companies Risk: Since the Fund concentrates its assets in closed-end management investment companies, risks of investing in the Fund include the risks associated with the purchased closed-end investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased closed-end investment companies (Portfolio Funds). Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, exchange-traded funds and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

Sector Concentration Risk: Some Portfolio Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of the particular sector or industry group. To the extent a Portfolio Fund focuses its investments in a specific sector, such as real estate, energy or utilities, the Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

Covered Call Writing Risk: The Fund may invest in Portfolio Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Municipal Bond Risk: The Fund may invest in Portfolio Funds that invest in municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity. Lower quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds.

Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Senior Loans Risk: The Fund may invest in Portfolio Funds that invest in senior loans. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Portfolio Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Portfolio Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments.

Preferred Securities Risk: The Fund may invest in Portfolio Funds that invest in preferred securities. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Leverage Risk: Portfolio Funds may employ the use of leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Portfolio Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Portfolio Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders, including the Fund. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders, including the Fund, would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Portfolio Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Portfolio Fund had been unlevered. To the extent that the Portfolio Fund is required or elects to reduce its leverage, the Portfolio Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage may also result in the investment advisory fees payable to a Portfolio Fund’s investment adviser being higher than if the Portfolio Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign (Non-U.S.) Securities Risk: Some of the securities held by certain of the Portfolio Funds may be issued by foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Geopolitical Risk: Geopolitical events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union (such as Brexit) and related geopolitical events, have led and may in the future lead to market volatility and have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the global economy may be significantly disrupted or otherwise adversely impacted by the rapid advanced development of AI Technologies and by efforts to regulate or control its use and advancement. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general.

In May 2024, the standard settlement cycle for numerous types of U.S. securities, including Fund shares and many of the securities the Fund invests in, moved from two business days after the transaction date (T+2) to the next business day after the transaction date (T+1). This reduced settlement cycle may result in additional risks and costs to the Fund, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened in light of certain Fund investments (such as certain non-U.S. securities) that have longer settlement cycles than is expected of Fund shares.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2024 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Closed-End Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2024. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

George Grossman	20,778,083	636,512
Jane Magpiong	20,880,170	534,424
Adam M. Derechin	20,804,164	610,430

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT, is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2024 and at a meeting of the full Board of Directors held on June 18, 2024. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 17, 2024 and June 18, 2024. At the meeting of the full Board of Directors on June 18, 2024, the Management Agreement was unanimously continued for a term ending June 30, 2025 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors considered that, on a net asset value basis (NAV), the Fund underperformed the Peer Group medians for the one-, three-, five- and ten- year periods ended March 31, 2024, ranking four out of five peers, four out of five peers, five out of five peers and five out of five peers, respectively. The Board of Directors noted that, on a NAV basis, the Fund outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2024. The Board of Directors considered that due to the unique nature of the Fund, it is difficult to make quantitative comparisons of the Fund’s performance among the Peer Group. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered additional supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee was lower than the Peer Group median, ranking two out of five peers. The Board of Directors also noted that the Fund’s total expense ratio was the lowest in the Peer Group, ranking one out of five peers. The Board of Directors considered the effect the unitary fee charged by the Investment Manager, which limits total expenses of the Fund, has on the Fund’s actual management fee and total expense ratio rankings. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, which the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Douglas R. Bond

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Semi-Annual Financial Statements June 30, 2024

Cohen & Steers

Closed-End

Opportunity

Fund (FOF)

FOFSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Closed-End Opportunity Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 5, 2024